EXHIBIT 10.12


                              SETTLEMENT AGREEMENT

                  THIS SETTLEMENT AGREEMENT is made and entered into this 28th day of December, 1999, between SHUFFLE MASTER, INC. ("SHFL"), a Minnesota corporation, PROGRESSIVE GAMES, INC. ("PGI"), a Delaware corporation, and MIKOHN GAMING CORPORATION ("MIKN"), a Nevada corporation.

                               W I T N E S S E T H

                  WHEREAS, PGI, a wholly owned subsidiary of MIKN, is the owner of the United States patents and rights related thereto identified and described in Exhibit 1 attached hereto (the "PGI Patents"); and

                  WHEREAS, PGI and SHFL are parties to lawsuits identified in
Exhibit 2 attached hereto concerning the PGI Patents and PGI is a plaintiff against numerous defendants, which are customers of SHFL alleged to have infringed the PGI Patents, in the lawsuits identified in Exhibit 3 attached hereto (the lawsuits identified in Exhibits 2 and 3 are collectively referred to herein as the "Lawsuits"); and

                  WHEREAS, the parties are desirous of settling and resolving the Lawsuits on the terms set forth herein; and

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1        LICENSE AGREEMENTS.

         Upon the execution of this Agreement, the relevant parties shall execute and deliver the License Agreements attached hereto as Exhibits 4 through 7 and the Cross-Supplier Agreement attached as Exhibit 8.

2        CONSENT DECREES.

         Upon the execution of this Agreement, the PGI and SHFL shall execute and deliver Consent Decrees with respect to each of the Lawsuits in the form of
Exhibit 9 attached hereto (the "Consent Decrees"). PGI and SHFL shall thereafter take all appropriate action to cause the Consent Decrees to be filed with the appropriate courts, the intended result being a complete termination of the Lawsuits as between PGI and SHFL.

3        STIPULATED DISMISSAL.

         Upon the execution of this Agreement, PGI and SHFL shall execute and deliver a stipulated dismissal, in the form of Exhibit 10 attached hereto, dismissing all claims and


[SETTLEMENT AGREEMENT]                                                     1
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counterclaims in the Lawsuits between PGI and SHFL without prejudice and all claims and counterclaims in the Lawsuits against all parties other than SHFL and PGI with prejudice. The stipulated dismissals shall not be filed with any court until all Consent Decrees are filed and entered.

4        MUTUAL RELEASE.

         Effective upon the execution of this Agreement, PGI and SHFL hereby releases and forever discharges the other, together with its past, present and future officers, directors, shareholders, employees, agents, representatives, customers, subsidiaries, parent companies and affiliates, and their successors, heirs and assigns, from any and all claims, demands, damages, actions, causes of action, suits, debts, liabilities and obligations, liens, costs and expenses of any nature, character and description, known or unknown, accrued or not yet accrued, anticipated or unanticipated, arising from or related to the leasing, licensing, operation, making, using, selling or offering for sale of the live casino table card games known as "Let It Ride", "Let It Ride Bonus", "Let It Ride - The Tournament", "Bahama Bonus" and "Three Card Poker" and all claims raised or which could have been raised in the Lawsuits which are not disposed of by the Consent Decrees.

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6        REPRESENTATIONS AND WARRANTIES OF SHFL.

         Effective on the date hereof, SHFL hereby represents and warrants that:

         6.1 SHFL is a corporation duly organized and existing under the laws of Minnesota.

         6.2 SHFL has the corporate power and authority to execute, deliver and perform this Agreement, and the other instruments and documents required or contemplated herein. Such execution, delivery and performance have been duly authorized by all necessary action on the part of SHFL, do not and will not require the approval of the shareholders of SHFL and do not and will not contravene the Certificate of Incorporation or By-Laws of SHFL.

         6.3 The execution, delivery and performance of this Agreement by SHFL will not result in any violation by SHFL of any law, rule or regulation applicable to SHFL. SHFL is not a party to, or subject to or bound by, any agreement, judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this Agreement. This Agreement is a valid and binding obligation of SHFL enforceable in accordance with its terms.


[SETTLEMENT AGREEMENT]                                                     2
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         6.4 SHFL has no knowledge of any present condition or contingency which
SHFL can reasonably expect may adversely affect its ability to perform its obligations under this Agreement.

7        REPRESENTATIONS AND WARRANTIES OF PGI.

         Effective on the date hereof, PGI hereby represents and warrants that:

         7.1 PGI is a corporation duly organized and existing under the laws of Delaware.

         7.2 PGI has the corporate power and authority to execute, deliver and perform this Agreement, and the other instruments and documents required or contemplated herein. Such execution, delivery and performance have been duly authorized by all necessary action on the part of PGI, do not and will not require the approval of the shareholders of PGI and do not and will not contravene the Certificate of Incorporation or By-Laws of PGI.

         7.3 The execution, delivery and performance of this Agreement by PGI will not result in any violation by PGI of any law, rule or regulation applicable to PGI. PGI is not a party to, or subject to or bound by, any agreement, judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this Agreement. This Agreement is a valid and binding obligation of PGI enforceable in accordance with its terms.

         7.4 PGI has no knowledge of any present condition or contingency which PGI can reasonably expect may adversely affect its ability to perform its obligations under this Agreement.

8        REPRESENTATIONS AND WARRANTIES OF MIKN.

         Effective on the date hereof, MIKN hereby represents and warrants that:

         8.1 MIKN is a corporation duly organized and existing under the laws of Nevada.

         8.2 MIKN has the corporate power and authority to execute, deliver and perform this Agreement, and the other instruments and documents required or contemplated herein. Such execution, delivery and performance have been duly authorized by all necessary action on the part of MIKN, do not and will not require the approval of the shareholders of MIKN and do not and will not contravene the Certificate of Incorporation or By-Laws of MIKN.

         8.3 The execution, delivery and performance of this Agreement by MIKN will not result in any violation by MIKN of any law, rule or regulation applicable to MIKN. MIKN is not a party to, or subject to or bound by, any agreement, judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this Agreement. This Agreement is a valid and binding obligation of MIKN enforceable in accordance with its terms.

         8.4 MIKN has no knowledge of any present condition or contingency which MIKN


[SETTLEMENT AGREEMENT]                                                     3
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can reasonably expect may adversely affect its ability to perform its obligations under this Agreement.

9        COOPERATION.

         SHFL, PGI and MIKN shall cooperate with one another in obtaining any governmental approvals, licenses or permits necessary to consummate the transactions contemplated by this Agreement.


10       ADDITIONAL AGREEMENTS.

         SHFL, PGI and MIKN agree to execute any additional instruments or agreements necessary to effectuate the intent of this Agreement or to comply with any law or government regulation applicable to this Agreement or the parties.

11       ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of SHFL, PGI and MIKN.

12       NO PRIOR AGREEMENTS.

         This Agreement, including the exhibits and any agreements reflected therein, contain the entire agreement of the parties, and supersedes any and all prior contemporaneous agreements or understandings, written or oral.

13       COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original but all such counterparts shall constitute one and the same agreement. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereof, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages.

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[SETTLEMENT AGREEMENT]                                                     4
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17       TERMS OF AGREEMENT ARE CONFIDENTIAL.

         The terms of this Agreement and all negotiations concerning this Agreement are confidential and shall not be disclosed to any other person or entity not a party to this Agreement unless required by law. The foregoing notwithstanding, the parties may each issue a press release announcing settlement of the Lawsuits provided the form of the press release is approved by the other party.
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[SETTLEMENT AGREEMENT]                                                     5
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                  IN WITNESS WHEREOF, the undersigned shall be deemed to have executed this Agreement as of the date specified on page one hereof.

SHUFFLE MASTER, INC.                         PROGRESSIVE GAMES, INC.


By       /s/ Mark L. Yoseloff                By       /s/ Charles H. McCrea, Jr.
         --------------------                         --------------------------

Its      Exec. V. Pres.                      Its      Ex. V.P. & Secretary
         --------------------                         --------------------------


MIKOHN GAMING CORPORATION


By       /s/ Charles H. McCrea, Jr.
         --------------------------

Its      Ex. V.P. & Secretary
         --------------------------


[SETTLEMENT AGREEMENT]                                                     6